Utz Brands, Inc. Third Quarter 2024 Earnings Presentation October 31, 2024

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward- looking statements include future plans for Utz Brands, Inc. (“the Company”), including plans related to the transformation of the Company’s supply chain, the Company’s product mix, the ability to reduce debt and the anticipated interest expense savings from the repricing of the $630 million Term Loan , the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in pricing of raw materials, retail customer requirements and mix, sales velocities, and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s "expansion geographies"; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors that result in the Company’s products not being suitably differentiated from the products of their competitors; consolidation of key suppliers of the Company; any inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products or its logistics operations; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that business combinations and other acquisitions or dispositions recently completed by the Company disrupt plans and operations; the ability of the Company to recognize the anticipated benefits of such business combinations, acquisitions, or dispositions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such business combinations, acquisitions, or dispositions; changes in applicable law or regulations; costs related to the business combinations, acquisitions, or dispositions; the ability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the ability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended December 31, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (cont.) 3 Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted SD&A, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, and Adjusted Net Leverage Ratio, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non- GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. In addition, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Net Organic Sales, Adjusted EBITDA, Adjusted Earnings Per Share, and Net Leverage Ratio, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Overview Howard Friedman Chief Executive Officer 4

Third Quarter Key Takeaways 5 Our Mission is to become the fastest growing pure-play U.S. snacking company of scale ONE Organic Net Sales growth of 1.9% led by branded volume growth supported by increased distribution and marketing investments THREE Drove a 7th consecutive quarter of year- over-year Adjusted EBITDA Margin expansion fueled by strong productivity TWO Gained volume share in the Salty Snack category for the 5th consecutive quarter(1), while maintaining a disciplined pricing strategy, as consumers seek more value FOUR Reaffirmed FY’24 financial outlook which was updated on September 5, 2024(2) (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 9/29/2024; % YoY growth compared to the 13-weeks ended 10/1/23 period in the prior year on a pro forma basis. (2) See press release dated September 5, 2024.

Consistent Top and Bottom-line Growth, and Margin Expansion 6 $359 $366 3Q’23 3Q’24 Organic Net Sales (in millions) Adjusted EBITDA (in millions) $52 $54 3Q’23 3Q’24 Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +3.6%+1.9% Adjusted EPS $0.17 $0.21 3Q’23 3Q’24 +23.5% 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 Adjusted EBITDA Margin YoY Change (as a % of net sales) +90bps +80bps +160bps +100bps +150bps

Strong Execution Against a Clearly Defined Portfolio Strategy

Power Brand [1] volume increased ~4% in 3Q'24

- **Strong Power Brand[1] volume** led by On The Border® and Boulder Canyon®
- **Strong performance in non-measured channels**, e.g., club, natural, dollar stores, e-commerce, etc., with branded volume year-over-year growth of ~8%
- **Increasing our marketing investments** while managing our promotional spend
- Foundation Brands[2] volume continuing to be impacted by **dips and salsa declines** and purposeful **de-emphasis of co-manufacturing**

3Q'24 Measured + Unmeasured Channels Volume Breakdown(lbs.)[3]


21%
79%
Year-over-Year Change
Power Brands(1)
+4%
Foundation Brands(2)
-7%

(1) Total Company Power Brands include Utz®, On The Border®, Zapp's®, Boulder Canyon®, Golden Flake® Pork, TGI Fridays®, Hawaiian®, Tim's Cascade®, TORTYAHS®, Dirty®, and Jax®.
(2) Total Company Foundation Brands include Golden Flake® ex-Pork, Snyder of Berlin®, Bachman®, H.K. Anderson®, Vitner's®, Kitchen Cooked®, Wachusett®, and other small brands, and also includes Partner Brands, Private Label, Co-Manufacturing, and Utz Branded non-salty snacks such as On The Border® Dips and Salsa.
(3) Source: Total company volume. Internal company data.

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Retail Volume Share Gains in a More Promotional Environment

- Organic Net Sales growth outpaced retail sales growth primarily due **to strength in non-measured channels** and stronger seasonal shipments vs. LY
- Investments in geographic expansion and disciplined pricing strategy driving **volume share gains led by our Power Four Brands**
- Retail sales trends impacted by a **more competitive promotional environment** in potato chips and softness in convenience store channel
- Retail price per pound declined due to **disciplined promotional pricing and convenience store channel weakness**



3Q'24 Measured Channels Year-over-Year Retail Growth
(13-Weeks Ended 9/29/24)
Retail Volume (lbs.)
-0.2%
0.4%
0.3%
0.7%
0.7%
Retail Sales $
-0.4%
-1.3%
-1.2%
-0.6%
-2.8%
Total Salty Category
Total Utz Brands
Power Brands
Power Four Brands
Foundation Brands(1)

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 9/29/2024; % YoY growth compared to the 13-weeks ended 10/1/23 period in the prior year on a pro forma basis.
(1) Represents Foundation Brands salty snack sales based on Circana Total MULO-C, custom Utz Brands hierarchy. This differs from internal total company volume results as it excludes Dips & Salsas, Private Label, Partner Brands and other small sales categories.

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On Track to Hold Volume Share in our Core Geographies in 2024[1]

Core Geography Third Quarter Highlights

- **Performance impacted by competitive promotional pricing** in potato chips across major tracked channels
- **Continued convenience store softness** due to price pack architecture opportunities, overall channel weakness, and heightened competitive activity
- **Maintained or gained share** across tortilla chips, pretzels, cheese snacks, and pork



Measured Channels Year-over-Year Retail Growth
Retail Sales $
Retail Volume (lbs.)
Core YTD'24
Core 3Q'24
0.3%
-0.6%
-1.4%
1.0%
-0.1%
1.9%
-0.5%
-0.5%
-3.8%
-1.7%
-2.8%
-1.0%
Total Salty Category
Total Utz Brands
Power Four Brands

(1) See Appendix for Utz Core and Expansion geography state groupings.
Source: Retail sales and volume are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks and 39-weeks ended 9/29/2024; % YoY growth compared to the 13-weeks and 39-weeks ended 10/1/23 period in the prior year on a pro forma basis.

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4th Consecutive Quarter of Share Gains in our Expansion Geographies(1)

Expansion Geography Third Quarter Highlights

- **4th consecutive quarter of share gains in Expansion geographies** led by Utz®, On The Border®, and Boulder Canyon®
- **Utz® brand retail sales +7%** led by strong volume growth in the grocery channel
- **Distribution wins and space additions** across large national grocers, and the mass and club channels



Measured Channels Year-over-Year Retail Growth
Retail Sales $
Retail Volume (lbs.)
Expansion YTD'24
0.6%
-0.1%
5.3%
5.3%
6.8%
5.9%
Expansion 3Q'24
-0.4%
0.0%
2.6%
3.1%
3.0%
2.8%
Total Salty Category
Total Utz Brands
Power Four Brands

(1) See Appendix for Utz Core and Expansion geography state groupings.
Source: Retail sales and volume are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks and 39-weeks ended 9/29/2024; % YoY growth compared to the 13-weeks and 39-weeks ended 10/1/23 period in the prior year on a pro forma basis.

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Strong Growth in Tortilla Chips, Cheese Snacks, and Golden Flake® Pork

Measured Channels Sub-Category Retail Sales Year-over-Year Growth
(13-Weeks Ended 9/29/24)



Total Sub-Category
Utz Brands
Potato Chips
1.1%
-4.7%
Tortilla Chips
-0.4%
2.3%
Pretzels
2.0%
1.6%
Cheese Snacks
-4.5%
2.6%
Pork Rinds
-1.2%
-2.0%
4.8%
Golden Flake

	Potato Chips	Tortilla Chips	Pretzels	Cheese Snacks	Pork Rinds
% of Utz Retail Sales	42%	21%	12%	9%	4%

Potato Chips
- Share performance impacted by competitive promotional environment
- Boulder Canyon® share gains fueled by strong velocities

Tortilla Chips
- On The Border® growth led by grocery and mass channels

Pretzels
- Utz® pretzels share gains led by grocery channel
- Zapp's® pretzels nearing end of 2023 sell-in lap

Cheese Snacks
- Utz® cheese snacks share gains led by grocery and club channels

Pork Rinds
- Golden Flake® growth of 5% and gaining share
- Utz® pork rind brand declines as planned

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 9/29/2024; % YoY growth compared to the 13-weeks ended 10/1/23 period in the prior year on a pro forma basis.
Utz retail sales breakdown is Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 9/29/2024.

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Significant Outperformance by Boulder Canyon® in Natural and Traditional Channels Boulder Canyon® on track to reach $100M in annual retail sales in 2024 12 Source: SPINS, Total US – Natural Enhanced Channel (TPL) and Circana Total US MULO-C, custom Utz Brands hierarchy. Total Salty Category Total 3.3% 24.4% 37.3% Total Salty Category Total 3.5% 20.3% 31.1% SPINS Retail Sales (natural channel) Year-over-Year Growth 13-Weeks Ended 9/29/24 52-Weeks Ended 9/29/24 Total Salty Category Total -0.4% -1.3% 26.5% Total Salty Category Total 1.1% 1.9% 31.5% Circana MULO-C Retail Sales (traditional channels) Year-over-Year Growth 13-Weeks Ended 9/29/24 52-Weeks Ended 9/29/24

On-trend Innovation Supporting Continued Sales Growth for Boulder Canyon®


BOULDER
CANYON
AVOCADO OIL
WAVY
SEA SALT

Boulder Canyon® enters Wavy Potato Chip Segment

Launch builds on Boulder's continued potato chip double-digit growth across channels[(1)]

- Wavy/Ripple is the #2 segment in potato chips[(2)]
- Two flavors – Sea Salt and Cheddar Sour Cream – represent the top segment flavors


BOULDER
CANYON
AVOCADO OIL
CANYON POPPERS
AGED WHITE CHEDDAR

Boulder Canyon® enters Cheese Snacks Sub-Category

Boulder Canyon® moves beyond potato chips with Canyon Poppers®

- Launch leverages expertise in cheese snacks and consumer desire for better-for-you snacks
- Two flavors – White Cheddar and Jalapeno Ranch – represent top category flavors, Cheddar and Hot & Spicy[(2)]

(1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 52-weeks ended 9/29/2024; Natural Channel sales are SPINS, 52-weeks ending 9/8/24.
(2) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 52-weeks ended 9/29/2024.

13

Driving Awareness with Increased Media Spend and New Brand Campaigns 14 Social and Influencer Digital Video Connected TV Streaming New Brand Campaigns Launched July 2024 Launched April 2024 Marketing Investment +60% 2023 2024

Positive Trends Across Household Penetration and Buyers, and Strong Buyer Repeat Rates 15 Household Penetration (52-Weeks Ended 9/29/24) Buyers (millions) (52-Weeks Ended 9/29/24) Total Buyer Repeat Rate (52-Weeks Ended 9/29/24) +180bps vs. Salty Snacks Category +30bps Flattish vs. Salty Snacks Category +10bps +2.7M vs. Salty Snacks Category +1.1M Source: Circana CSIA Total U.S. All Outlets 52WE data through 9/29/2024 compared to the 52WE ended 10/1/23 in the prior year period. 35 40 45 50 2023 2024 46.5% 48.3% 60 62 64 66 68 70 2023 2024 69.6% 69.5% 60.0 62.7 45 50 55 60 65 2023 2024

Financial Review Ajay Kataria Chief Financial Officer 16

3Q’24 Financial Results Summary o Organic Net Sales increase of +1.9% o +2.4% volume/mix and (0.5%) price o Adjusted Gross Margin expansion of +270 bps o Benefits from productivity programs o Adjusted SD&A Expense increase of +6.9% o Increased investment in marketing, selling, and distribution costs to support growth o Adjusted EBITDA increased 3.6% to $54.0M o Margin expansion of 80bps o Adjusted EPS growth of +23.5% to $0.21 o Operating earnings growth o Lower interest expense due to long-term debt repayment o Lower depreciation and amortization expense due to plant dispositions 3Q’24 3Q’23 YoY Change In $ millions, except per share amounts 13-weeks ended September 29, 2024 13-weeks Ended October 1, 2023 Net Sales 365.5 371.9 (1.7%) Organic Net Sales 365.5 358.8 +1.9% Adj. Gross Profit 142.7 135.1 +5.6% Adj. Gross Margin 39.0% 36.3% +270 bps Adj. SD&A Expense 88.7 83.0 +6.9% Adj. SD&A Expense % of net sales 24.3% 22.3% +200 bps Adj. EBITDA 54.0 52.1 +3.6% Adj. EBITDA Margin 14.8% 14.0% +80 bps Adj. Net Income 29.6 24.6 +20.3% Adj. EPS $0.21 $0.17 +23.5% 17 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

3Q’24 Net Sales Bridge 18 o Pricing impact of (0.5)% from implementing a disciplined pricing strategy o Volume/mix growth of +2.4% primarily driven by our Power Four Brands o Divestiture impact of (3.6%) from the disposition of R.W. Garcia® and Good Health® brands 3Q’24 Net Sales YoY Growth Decomposition Price 2.4% Volume/Mix 3Q’24 Organic Net Sales Growth -3.6% Brand Divestitures 3Q’24 Total Net Sales Growth -0.5% 1.9% -1.7% Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

3Q’24 Adjusted EBITDA Margin Change Decomposition 3Q’24 Adjusted EBITDA Margin Bridge 19 o Productivity programs driven by manufacturing and procurement cost savings more than offsetting higher supply chain costs o Increased marketing spend to support continued branded volume growth o Higher selling and admin expense primarily to support distribution growth in Expansion geographies o Pricing impact from disciplined promotional spending adjustments (1) Represents savings realized during 3Q’24 as a % of prior year net sales. (2) Delivery included. 3Q’23 4.0% Productivity Savings -1.1% Supply Chain Costs -1.0% Marketing Expense -0.6% Selling & Admin Expense -0.5% Price 3Q’24 14.0% 14.8% (1) (2) Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Cash Flow and Balance Sheet Highlights As of January 1, 2023 Cash Flow Highlights 39-Weeks Ended September 29, 2024 Net Cash Provided by Operations $52.0M Capital Expenditures $60.9M Dividends and Distributions Paid(1) $30.8M Balance Sheet Highlights As of September 29, 2024 Cash and Cash Equivalents $64.9M Gross Debt(2) $796.4M Net Debt $731.5M Net Leverage Ratio(3) 3.7x 20 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $14.9M of distributions to non-controlling Interest and a special excess cash dividend of $1.7M. (2) Includes Term Loan, ABL Facility and capital leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is Net Debt divided by last 52-weeks Normalized Adjusted EBITDA.

Reaffirming Fiscal 2024 Outlook

Fiscal 2024 Growth versus Fiscal 2023 Actual Results	Current[(1)]	Versus Previous as of Sept. 5, 2024
Organic Net Sales	**+2% to +2.5% growth**	Unchanged
Adjusted EBITDA	**+5% to +8% growth**	Unchanged
Adjusted EPS	**+28% to 32% growth**	Unchanged
Additional Outlook Assumptions:		
Effective Normalized Tax Rate[(2)]	**17% to 19%**	Unchanged
Net Interest Expense	**~$47 million**	Unchanged
Capital Expenditures	**$80 to $90 million**	Unchanged
Net Leverage Ratio	**~3.6x at fiscal YE24**	Unchanged

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) The Company's 2024 financial outlook was updated on September 5, 2024. Please see the press release issued on that date.
(2) Normalized GAAP basis tax expense, which excludes one-time items.

21

Closing Remarks 22

Well-positioned to Drive Accelerated Sales Growth in 4Q'24

- **Activating distribution gains** in both Core and Expansion geographies across key grocery, natural, mass, and club retailers
- **Driving growth and momentum** of our Utz®, On The Border® and Boulder Canyon® brands
- **Increasing marketing spend** on the Power Four Brands
- Gaining momentum of **innovation investments** and **well-positioned for holidays**
- **Lapping a more favorable** growth comparison


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core Geographies
Expansion Geographies

23

STRATEGY 2024 Progress 1 Focus our portfolio to further penetrate Expansion geographies while holding the Core o Growing volume share in Core and Expansion geographies o Increasing household penetration o Continuing distribution gains 2 Transform our supply chain to fund growth and margin improvement o Strong progress on productivity programs o Accelerated network optimization o Increasing investments in scale plants 3 Develop leading capabilities to build a best-in-class organization o Implementing Integrated Business Planning o Building-out analytics platform o Developing marketing capabilities 4 Improve balance sheet flexibility and pursue opportunistic M&A o Sold five manufacturing facilities and two brands o Improving cash conversion cycle o Evaluating opportunistic M&A Strong Progress in 2024 Against our Fundamental Strategies 24

Appendix 25

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26See footnotes in Utz’s 3Q’24 earnings press release dated October 31, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 27See footnotes in Utz’s 3Q’24 earnings press release dated October 31, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28See footnotes in Utz’s 3Q’24 earnings press release dated October 31, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 29See footnotes in Utz’s 3Q’24 earnings press release dated October 31, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 30See footnotes in Utz’s 3Q’24 earnings press release dated October 31, 2024

Utz Core and Expansion Geography State Groupings



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core Geographies
Expansion Geographies

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